UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exercise of Nakamoto Option to Acquire BTC

On February 16, 2026, Nakamoto Inc., a Delaware corporation (“Nakamoto”) exercised its call option (the “Nakamoto Option”) to acquire BTC Inc., a Delaware corporation (“BTC”), under that certain Master Marketing Services Agreement, by and between Nakamoto Holdings, Inc., a Delaware corporation (“Nakamoto Holdings”), BTC, and the other parties thereto, dated May 12, 2025 (the “BTC MSA”), which was assigned to and assumed by Nakamoto pursuant to that certain Assignment and Assumption Agreement with Novation, dated August 14, 2025, by and between Nakamoto, Nakamoto Holdings and BTC (the “Assignment Agreement”).

Under the Assignment Agreement, Nakamoto agreed that in connection with the exercise of both (i) the Nakamoto Option and (ii) BTC’s call option (the “BTC Option”) to acquire UTXO Management GP, LLC, a Tennessee limited liability company (“UTXO”) and UTXO Management, LLC, a Puerto Rico limited liability company, under that certain Master Marketing Services Agreement by and among BTC, UTXO, and the other parties thereto, dated May 12, 2025 (the “UTXO MSA”), Nakamoto would issue shares of Nakamoto common stock, par value $0.001 (“Nakamoto Common Stock”), to the Sellers (as defined in the BTC MSA) and that the per share price of such shares of Nakamoto Common Stock would be $1.12.

The board of directors of Nakamoto (the “Nakamoto Board”) unanimously approved Nakamoto’s exercise of the Nakamoto Option.

Merger Agreement with BTC

Concurrently with the exercise of the Nakamoto Option, Nakamoto entered into an Agreement and Plan of Merger (the “BTC Merger Agreement”) with BTC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Nakamoto (“Merger Sub”), BTC, and the stockholder representative party thereto. Pursuant to the BTC Merger Agreement, Merger Sub will merge with and into BTC, with BTC surviving the merger as a wholly-owned subsidiary of Nakamoto (the “BTC Merger”). The Nakamoto Board unanimously approved Nakamoto’s entry into the BTC Merger Agreement.

The BTC MSA requires the exercise of the BTC Option and consummation of BTC’s acquisition of UTXO as a condition precedent to the exercise of the Nakamoto Option (“Condition Precedent”). However, pursuant to the BTC Merger Agreement, Nakamoto and BTC agreed to deem the Condition Precedent satisfied upon consummation of the transactions contemplated UTXO Merger Agreement (as defined below) and to deem the equityholders of UTXO to be Sellers (as defined under the BTC MSA).

In addition and pursuant to the BTC Merger Agreement, Nakamoto and BTC agreed to amend the measurement period and financials used to determine the value of BTC in accordance with the BTC MSA, such that the 12-month measurement period begins no earlier than January 1, 2024, not January 1, 2025, and terminates on the last day of the fiscal quarter ending at least 60 days, not 30 days, prior to the exercise of the Nakamoto Option.

Pursuant to the BTC Merger Agreement, all issued and outstanding shares of (i) common stock of BTC, par value $0.00005 per share (“BTC Common Stock”) and (ii) preferred stock of BTC, par value $0.00005 per share (the “Preferred Stock” and together with the BTC Common Stock, the “BTC Capital Stock”), will be converted into the right to receive 336,804,102 shares of Nakamoto Common Stock, net of shares reserved for BTC stock options assumed by Nakamoto (“BTC Consideration”), subject to customary adjustments for cash, debt, working capital, and for the strike prices of BTC stock options assumed in the manner and on the terms and subject to the conditions, set forth in the BTC Merger Agreement.

Based on the closing price for the Nakamoto Common Stock of $0.2951 on February 13, 2026, the BTC Consideration is valued at approximately $99,390,890, subject to customary adjustments at closing for cash, debt, working capital and the strike price of assumed BTC stock options. The BTC Consideration was calculated by dividing a base value of approximately $377,220,594 by the fixed share price of $1.12 as required by the BTC MSA. The shares of Nakamoto Common Stock issued as BTC Consideration will bear customary legends and transfer of such shares will be subject to certain restrictions, including those in the Lock-Up Agreements (as defined below).

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At the effective time of the BTC Merger (the “BTC Effective Time”), a certain number of shares of Nakamoto Common Stock otherwise issuable as the BTC Consideration will be withheld as Holdback Shares (as defined in the BTC Merger Agreement), consisting of Adjustment Holdback Shares and Indemnity Holdback Shares (each as defined in the BTC Merger Agreement), to support purchase price adjustments and indemnification obligations, with releases and procedures described in the BTC Merger Agreement.

Pursuant to the BTC Merger Agreement, any BTC Capital Stock issued and outstanding immediately prior to the BTC Effective Time and in respect of which the holder thereof has properly demanded appraisal or dissenter’s right in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”) in connection with the BTC Merger (the “Dissenting Shares”), will not be converted into the right to receive shares of Nakamoto Common Stock to be issued as the BTC Consideration. Rather, the Dissenting Shares shall be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares under the DGCL and each holder of Dissenting Shares who, pursuant to the provisions of the DGCL, becomes entitled to payment thereunder for such Dissenting Shares shall receive payment therefor in accordance with the DGCL.

The BTC Merger Agreement contains customary representations, warranties and covenants of the parties, including pre-closing operating covenants, provisions regarding the issuance of Nakamoto Common Stock in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and provisions requiring BTC to solicit the requisite written consents of stockholders holding 80% of the issued and outstanding shares of BTC Capital Stock, which shall include at least a majority of the issued and outstanding shares of Series A Preferred Stock and at least a majority of the issued and outstanding shares of Series Seed Preferred Stock (“Required BTC Stockholder Approval”) within five (5) business days following execution of the BTC Merger Agreement.

In general, the BTC Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the BTC Merger Agreement is intended to constitute a plan of reorganization thereunder.

The BTC Merger Agreement includes customary conditions to closing of the BTC Merger Agreement (the “BTC Merger Closing”), including: (i) Nakamoto receiving evidence of termination of the UTXO MSA; (ii) expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iii) receipt of the Required BTC Stockholder Approval; (iv) receipt of executed Lock-Up Agreements from BTC officers, directors, and BTC stockholders owning four percent (4%) or more of the issued and outstanding BTC Capital Stock on an as converted basis; (v) continued listing of the Nakamoto Common Stock on the Nasdaq Stock Market LLC as of the BTC Merger Closing; (vi) delivery to Nakamoto of employment and consulting agreements with key service providers; (vii) consummation of the UTXO Merger (as defined below); and (viii) the absence of any legal restraint preventing consummation of the BTC Merger. Additional closing deliverables include, among other things, a closing statement of BTC, receipt by Nakamoto of accredited investor questionnaires from holders of issued and outstanding shares of BTC Capital Stock, and resignation letters from all of the directors of BTC, each as described in the BTC Merger Agreement.

The BTC Merger Agreement contains customary termination provisions, including: (i) termination by mutual written consent of Nakamoto and BTC; (ii) termination by either party if the BTC Merger shall not have closed by May 18, 2026 (the “BTC Termination Date”), provided that such right shall not be available to any party whose breach of the BTC Merger Agreement is a principal cause of or resulted in the failure of the closing of the BTC Merger to occur on or before the BTC Termination Date; (iii) termination by Nakamoto if the Required BTC Stockholder Approval is not delivered to Nakamoto within five (5) business days after execution of the BTC Merger Agreement; (iv) termination by either party if any legal requirement shall be in effect that prohibits or makes illegal the consummation of the BTC Merger; (v) termination by either party if any governmental entity takes any action that would result in a material change to the respective businesses of BTC or Nakamoto; (vi) termination by Nakamoto if there has been an uncured material breach of BTC’s representations, warranties, covenants or agreements; and (vii) termination by BTC if there has been an uncured material breach of Nakamoto’s representations, warranties, covenants or agreements. Subject to stated exceptions (including for fraud, wilful breach or intentional misrepresentation), each party shall remain liable for any wilful and material breaches of the BTC Merger Agreement following termination.

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The BTC Merger Agreement also includes a mutual $5,000,000 termination fee payable by the breaching party to the non-breaching party in specified circumstances as liquidated damages, subject to stated exceptions (including for fraud, intentional misconduct or wilful and material breach), and with sole-and-exclusive-remedy language upon payment of the termination fee.

Merger Agreement with UTXO

On February 16, 2026, BTC exercised the BTC Option to acquire UTXO. In order to more efficiently effectuate the closing of the transactions contemplated by the BTC Option and the Nakamoto Option, UTXO, BTC and Nakamoto agreed to effect the transactions contemplated by the exercise of the BTC Option and Nakamoto Option through the simultaneous acquisition of UTXO and BTC by Nakamoto. Accordingly, concurrently with BTC’s exercise of the BTC Option, Nakamoto entered into an Agreement and Plan of Merger (the “UTXO Merger Agreement” and together with the BTC Merger Agreement, the “Merger Agreements”) by and among Nakamoto, UTXO GP Merger Sub, LLC, a Tennessee limited liability company and a wholly-owned subsidiary of Nakamoto (“UTXO Merger Sub”), UTXO, David Bailey, in his individual capacity (“Bailey”), Tyler Evans, in his individual capacity (“Evans”), and the equityholder representative party thereto. Pursuant to the UTXO Merger Agreement, UTXO Merger Sub will merge with and into UTXO, with UTXO surviving the merger as a wholly-owned subsidiary of Nakamoto (the “UTXO Merger”, and together with the BTC Merger, the “Mergers”). The Nakamoto Board unanimously approved Nakamoto’s entry into the UTXO Merger Agreement.

Pursuant to the UTXO Merger Agreement, all issued and outstanding equity interests of UTXO will be converted into the right to receive 26,785,714 shares of Nakamoto Common Stock (“UTXO Consideration”), subject to customary adjustments for cash and debt, in the manner and on the terms and subject to the conditions, set forth in the UTXO Merger Agreement.

Based on the closing price for the Nakamoto Common Stock of $0.2951 on Friday, February 13, 2026, the UTXO Consideration is valued at approximately $7,904,464. The UTXO Consideration was calculated by dividing a base value of $30,000,000 by the fixed share price of $1.12 as required by the BTC MSA. The shares of Nakamoto Common Stock issued as UTXO Consideration will bear customary legends and transfer of such shares will be subject to certain restrictions, including those in the Lock-Up Agreements.

At the effective time of the UTXO Merger, a certain number of shares of Nakamoto Common Stock otherwise issuable as the UTXO Consideration will be withheld as Holdback Shares (as defined in the UTXO Merger Agreement), to support purchase price adjustments and indemnification obligations, with releases and procedures described in the UTXO Merger Agreement.

The UTXO Merger Agreement contains customary representations, warranties and covenants of the parties, including pre-closing operating covenants, provisions regarding the issuance of Nakamoto Common Stock in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act, and provisions requiring that the requisite unanimous written consent of UTXO’s equityholders, which was obtained in connection with the execution of the UTXO Merger Agreement, remains effective and has not been rescinded as of the closing of the UTXO Merger.

In general, the UTXO Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the UTXO Merger Agreement is intended to constitute a plan of reorganization thereunder.

The UTXO Merger Agreement includes customary conditions to closing, including Nakamoto receiving evidence of termination of the UTXO MSA, receipt of executed Lock-Up Agreements from the UTXO equityholders, receipt of accredited investor questionnaires from the UTXO equityholders, a closing statement, resignation letters from UTXO’s managers, the absence of any legal restraint preventing consummation, and the absence of any Material Adverse Effect (as defined in the UTXO Merger Agreement). The UTXO Merger Agreement contains customary termination provisions, including: (i) termination by mutual written consent of Nakamoto and UTXO; (ii) termination by either party if the UTXO Merger shall not have closed by May 17, 2026; (iii) termination by either party if any legal requirement shall be in effect that prohibits or makes illegal the consummation of the UTXO Merger; (iv) termination by Nakamoto if there has been an uncured material breach of UTXO’s representations, warranties, covenants or agreements; and (v) termination by UTXO if there has been an uncured material breach of Nakamoto’s representations, warranties, covenants or agreements; provided, however, that each party shall remain liable for any willful and material breaches of the UTXO Merger Agreement following termination.

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Independent Special Committee Approval

In connection with review and approval of the Mergers, the Nakamoto Board formed a special committee (the “Special Committee”) comprised only of independent and disinterested directors of the Nakamoto Board. To assist with its independent review of the Mergers, the Special Committee engaged Simpson Thatcher and Bartlett LLP as its independent legal counsel, and B. Riley Securities as the independent financial advisor and fairness opinion provider to the Special Committee. The Special Committee determined that the Merger Agreements and the transactions contemplated thereby are advisable, fair to, and in the best interests of Nakamoto and its stockholders (the “Nakamoto Stockholders”) and recommended the Merger Agreements to the Nakamoto Board for approval.

Audit Committee Approval

The audit committee of the Nakamoto Board approved, and recommended to the Nakamoto Board for approval, the Mergers pursuant to Nakamoto’s Code of Ethics and Business Conduct of Nakamoto and its Related Person Transaction Policy because (i) Bailey, Nakamoto’s Chief Executive Officer and Chairman of the Board, is a director and securityholder of BTC and a securityholder of UTXO, (ii) Evans, Nakamoto’s Chief Investment Officer, is an officer and securityholder of BTC, and the manager and a securityholder of UTXO and (iii) Andrew Creighton, Nakamoto’s Chief Commercial Officer, is an officer and securityholder of BTC. As such, Mr. Bailey, Mr. Evans, and Mr. Creighton will receive Nakamoto Common Stock in exchange for their respective securities of BTC and in the case of Mr. Bailey and Mr. Evans, their securities holdings in UTXO.

Nakamoto Shareholder Approval

On May 18, 2025, the Nakamoto Stockholders approved, among other things, the issuance of up to an aggregate of 600,000,000 shares of Nakamoto Common Stock valued at a price of $1.12 per share, in accordance with the BTC MSA, which was assigned to and assumed by Nakamoto pursuant to the Assignment Agreement. Nakamoto obtained stockholder approval to comply with The Nasdaq Stock Market’s Listing Rules 5635(a), 5635(b), and 5635(d).

Lock-Up Agreement

In connection with the Mergers, certain equityholders of BTC and UTXO will enter into the form of lock-up agreements with Nakamoto (the “Lock-Up Agreements”). Under the Lock-Up Agreements, such holders will agree that, (i) during the period commencing at the closing of the Mergers (the “Closing”) and ending on the date that is six (6) months after the Closing, they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, or engage in any hedging or derivative transactions with respect to 50% of the shares of Nakamoto Common Stock received in the applicable Merger (other than, in the case of UTXO, the Holdback Shares) (or any securities issuable upon exercise, vesting or settlement of an option, warrant, restricted stock award, restricted stock unit of either BTC, UTXO, or Nakamoto), and will not make any demand for, or exercise any right with respect to, the registration of such securities, and (ii) during the period commencing at the Closing and ending on the date that is twelve (12) months after the Closing, they will be subject to the foregoing restrictions with respect to the remaining 50% of such securities, in each case subject to customary permitted transfers (including transfers to affiliates, family members and trusts for estate planning purposes, to charitable organizations, and pursuant to will or intestacy), provided that any permitted transferee agrees in writing to be bound by the Lock-Up Agreement for the remainder of the applicable restricted period.

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The foregoing descriptions of the BTC Merger Agreement, the UTXO Merger Agreement, the form of Lock-Up Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the BTC Merger Agreement, the UTXO Merger Agreement, and the form of Lock-Up Agreement, copies of which are filed as Exhibits 2.1, 2.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the shares of Nakamoto Common Stock to be issued as consideration for the Mergers is incorporated herein by reference. The securities will be issued pursuant to one or more exemptions from registration under the Securities Act, including those provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On February 17, 2026, Nakamoto issued a press release announcing its entry into the BTC Merger Agreement and the UTXO Merger Agreement. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Press Release”).

In addition, on February 17, 2026, Nakamoto posted an investor presentation to the Investor Relations page of Nakamoto’s website, www.nakamoto.com, under the tab “Events & Presentations”. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “Investor Presentation”).

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Forward Looking Statements

All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Nakamoto expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to Nakamoto. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, including, without limitation, statements about expectations regarding anticipated synergies, cross−selling opportunities, operational plans, market expansion, the long−term strategic impact or anticipated effects of the Mergers, financial projections of BTC and/or UTXO, the timing of closing of the Mergers, Bitcoin-related strategies, Bitcoin treasury management activities, and Nakamoto’s anticipated holding of Bitcoin as part of its corporate treasury. Such forward-looking statements are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “see,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of Nakamoto and its operations, subsidiaries, strategies and plans, expectations regarding anticipated synergies, cross−selling opportunities, operational plans, market expansion, the long−term strategic impact or anticipated effects of the Mergers, financial projections of BTC and/or UTXO, the timing of closing of the Mergers, Bitcoin-related strategies, and Bitcoin treasury management activities. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Factors that could cause actual results to differ include, but are not limited to, the following: the acquisition of BTC or UTXO may not provide the benefits we anticipate receiving due to any number of factors, including the inability of BTC or UTXO to maintain current level of earnings or to continue to grow its sales to new and existing customers; our inability to successfully cross-sell business between our existing customers and BTC’s or UTXO’s existing products or services, or expand products or services to new customers; the effect of the announcement or pendency of the Mergers on our business relationships, performance, and business generally; the acquisition of BTC or UTXO may not be closed in a timely manner or at all, which may adversely affect the price of our securities; and we may encounter difficulties with integration or unanticipated costs related to the Mergers; Bitcoin market volatility; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Nakamoto’s control, including those detailed in Nakamoto’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Nakamoto that are filed, or will be filed, with the SEC that are or will be available on Nakamoto’s website at www.nakamoto.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Nakamoto believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Nakamoto does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of Nakamoto or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*+	BTC Merger Agreement, dated as of February 16, 2026
2.2*+	UTXO Merger Agreement, dated as of February 16, 2026
10.1	Form of Lock-Up Agreement
99.1	Press Release, dated as of February 17, 2026
99.2	Investor Presentation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

+ Indicates certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(2) or (10).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: February 17, 2026	By:	/s/ Teri Gendron
Teri Gendron
Chief Financial Officer

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